UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) April 28, 2005


                                 AEARO COMPANY I
               (Exact Name of Registrant as Specified in Charter)





       Delaware                  333-116676                     13-3840456
(State or Other           (Commission File Number)            (IRS Employer
Jurisdiction of                                             Identification No.)
Jurisdiction of


     5457 W. 79th Street
     Indianapolis, Indiana                                        75082
(Address of Principal Executive Offices)                        (Zip Code)

                                (317) 692-6666
                (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
                           (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                           (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b)
                under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c)
                 under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement


On April 28, 2005, Aearo Company I (the "Company") amended its credit agreement, dated as of April 7, 2004, among AC Safety Holding Corp. ("Parent") and Aearo Corporation ("Holdings") as guarantors, the other guarantors named therein, the Registrant, various lenders, Bear Stearns Corporate Lending Inc., as Syndication Agent, National City Bank of Indiana and Wells Fargo Bank, N.A. as Co-Documentation Agents and Deutsche Bank AG, New York Branch, as Administrative Agent. The amendment, among other things, allows the Company to make, prior to September 30, 2005, up to $35 million of cash distributions to Holdings, its parent corporation for the purpose of paying cash dividends to Parent, and to be used by Parent to redeem, pro rata, its outstanding preferred shares and to pay accrued dividends on the preferred shares. In addition, the amendment permits Holdings to issue and sell up to $100 million of notes over time for the purpose of paying cash dividends to Parent. A copy of the Amendment is attached hereto as Exhibit 10.12.



Item 9.01  Financial Statements and Exhibits

(c) Exhibits

10.12. First Amendment to Credit Agreement









                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated: May 4, 2005                       AEARO COMPANY I
                                         By:     /s/Jeffrey S. Kulka
                                         Name:   Jeffrey S. Kulka
                                         Title:  Senior Vice President,
                                                 Chief Financial Officer and
                                                 Secretary

                                  EXHIBIT INDEX


EXHIBITS       DESCRIPTION

10.12 First Amendment, dated as of April 28, 2005, with respect to the Credit Agreement, dated as of April 7, 2004, among AC Safety Holding Corp. and Aearo Corporation, as guarantors, the other guarantors party thereto, the various lenders party thereto, Bear Stearns Corporate Lending, as Syndication Agent, National City Bank of Indiana, as Co-Documentation Agent, Wells Fargo Bank, N.A., as Co-Document Agent, and Deutsche Bank AG, New York Branch as Administrative Agent.